RAINIER
                                  INVESTMENT
                                  MANAGEMENT
                                  MUTUAL FUNDS

                                 Annual Report
                                    audited
                                 March 31, 1997





                         Small/Mid Cap Equity Portfolio

                             Core Equity Portfolio

                               Balanced Portfolio

                      Intermediate Fixed Income Portfolio

                               Table of Contents


LETTER TO SHAREHOLDERS ....................................................    2

COMMENTS FROM
INVESTMENT ADVISOR ........................................................    3

PORTFOLIO INVESTMENT RETURNS
        Small/Mid Cap Equity Portfolio ....................................    4
        Core Equity Portfolio .............................................    5
        Balanced Portfolio ................................................    6
        Intermediate Fixed Income Portfolio ...............................    7

SCHEDULES OF INVESTMENTS
        Small/Mid Cap Equity Portfolio ....................................    8
        Core Equity Portfolio .............................................   11
        Balanced Portfolio ................................................   15
        Intermediate Fixed Income Portfolio ...............................   20

STATEMENTS OF
ASSETS AND LIABILITIES ....................................................   22

STATEMENTS OF OPERATIONS ..................................................   23

STATEMENTS OF CHANGES
IN NET ASSETS .............................................................   24

FINANCIAL HIGHLIGHTS ......................................................   26

NOTES TO FINANCIAL STATEMENTS .............................................   28

INDEPENDENT AUDITORS' REPORT ..............................................   30

DIRECTORY OF FUNDS'
SERVICE PROVIDERS .........................................................   31

INDEX DESCRIPTIONS ........................................................   31


                                    RAINIER
                                   INVESTMENT
                                   MANAGEMENT
                                  Mutual Funds

                          601 Union Street, Suite 2801
                           Seattle, Washington 98101
                                 (800) 248-6314


This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Investment Management Mutual Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. For more information on any Fund, including charges and expenses, call (800) 248-6314 for a free prospectus. Read it carefully before you invest or send money.

                             Letter to Shareholders

    Dear Shareholders,

    As Chairman of Rainier Investment Management Mutual Funds and a fellow shareholder in the Funds, I'd like once again to express my appreciation for your valued investment in one or more of the four Portfolios covered in this report. If you are a new shareholder, welcome! This Annual Report contains audited financial statements for the year ending March 31, 1997. The audit of the financial statements was performed by KPMG Peat Marwick LLP.

    Upon review of this Annual Report, you will find Comments from the Investment Advisor describing the general environment of the equity and fixed-income capital markets. Also, you will see Investment Return reports containing commentary and investment total returns for each of the four Portfolios. Finally, this Annual Report contains financial statements detailing the expenses of the Portfolios and the holdings as of March 31, 1997.

    Of special importance to you is our progress in driving expenses lower. Steady asset growth and diligent cost control have been the engines of this change. For the first time, the expenses of the Small/Mid Cap and Core Equity Portfolios have dropped below their original capped rates. (See the Financial
Highlights  report  for  details.)  Also,   effective  April  1,  1997  we  have
dramatically reduced the total expenses that shareholders pay for the Intermediate Fixed Income Portfolio from a cap of .95% of the Portfolio's average annual net assets to .55%. The new expenses on the Intermediate Fixed Income Portfolio are now well below those charged by the median high quality fixed-income fund, and approach those of "institutional" funds.

    As we near our third anniversary this May, I am pleased to report to the shareholders that the Funds are operating to our complete satisfaction. The back office is running smoothly. Including our national distribution partners, we now have well over 10,000 shareholders, ranging from retirement plans to foundations to individual investors. The national media continues to take notice of us, with recognition in publications such as Money, Forbes, Fortune, The New York Times, Smart Money and others.

    Returns have been satisfactory in an increasingly fickle market environment. New shareholders should know that all of the principals and most of the employees of Rainier Investment Management are shareholders in the Funds. As fellow shareholders, we experience firsthand the investment results of the Funds.

    We are always interested in your feedback. If you have any ideas that can help us improve our service, please call us. Thank you again for your investment in the Rainier Investment Management Mutual Funds. We look forward to the continued challenge and opportunity of meeting your investment needs.

                                      Sincerely,


                                      /s/ J. Glenn Haber
                                      J. Glenn Haber
                                      Chairman
                                      Rainier Investment Management Mutual Funds

                        Comments from Investment Advisor

    About the Advisor: The Investment Advisor to the Funds is Rainier Investment Management, Inc.(R) (RIM) located in Seattle, Washington. RIM is one of America's leading investment advisory firms, managing $3.4 billion of discretionary assets for primarily institutional clients.

Equity Comments

    The fiscal year ending March 31, 1997 was another outstanding year for investors in the U.S. stock market. The Standard & Poor's 500 Index registered a gain of nearly 20%, well above the long-term average annual return for equities. Investor confidence was boosted by continued strength in corporate earnings and a benign inflationary environment. It was not all smooth sailing for stock investors, however. The market underwent a sharp downturn in the summer of 1996, with highly valued newly public companies leading the decline. After a strong recovery by stocks in the fall, selling pressure intensified again in February of 1997 when rising interest rates precipitated a wave of profit-taking.

    The increase in short-term interest rates by the Federal Reserve on March 25th, the first in more than two years, may mark a fundamental shift in what has been an extraordinarily favorable environment for stocks. Market participants are naturally concerned that additional "tightenings" will prevent further price gains. Other worries include narrow market leadership and an unprecedented period without a correction of more than ten percent.

    Facing greater uncertainty, equity investors have gravitated to the perceived safety of large-cap "blue-chip" stocks. We have remained skeptical of this approach, and have deliberately avoided some of the highest-priced but most popular stocks. Although this stance has made it difficult to keep up with the S&P 500 Index, it has also helped us avoid some of the major disasters in the growth stock arena. In our judgment, the basic environment for stocks remains favorable. Our focus will be on finding the bargains that choppy markets create rather than on predicting what the Federal Reserve will do.

James R. Margard, CFA
David A. Veterane, CFA
Peter M. Musser, CFA
Mark H. Dawson, CFA

                             Fixed Income Comments

    With emphasis upon "persisting growth in demand," the Federal Reserve raised the overnight funds rate 25 basis points on March 25, pushing bond prices lower just as the fiscal year ending March 31, 1997 closed. Total returns in the market settled into low single digits, with shorter portfolios the better performers. Overall for the fiscal year, interest rates rose one-half to three-quarters of a percent, with the move largely occurring during the first months of 1997.

    The Fed played some politics going into the Presidential election, citing comfort with the level of economic growth. Bond yields then fell to annual lows after reaching their highs in June. While liquidity was not a problem, day-to-day volatility increased as the market attempted to interpret in depth each new piece of economic data. Chairman Greenspan had earlier warned of the possibility of a pre-emptive strike, so the March rate hike was not a great surprise after a year of jaw-boning. Wage inflation had been strong since early summer, industrial activity accelerated, construction spending grew, and consumption was vigorous. Core inflationary indicators like the CPI stayed benign, so there remained some hope that intervention would not be necessary. Investors, however, preferred to remain on the sidelines and, with the exception of the high yield sector, maintained higher quality defensive portfolios relative to the indices.

    Looking forward, there is the expectation of further rate hikes, but also widespread caution that "It may be over before it is over." The bond market is anticipatory, and if there is a sense of success generated from current Fed policy that points toward a moderating economy, fixed-income investments may see a brighter year to come.

Patricia L. Frost, CEO
Michael E. Raney, CFA

                          Portfolio Investment Returns

                         Small/Mid Cap Equity Portfolio

    Objective: The Small/Mid Cap Equity Portfolio seeks to provide investors with maximum long-term capital appreciation. The Investment Advisor constructs a diversified portfolio of small and medium capitalization common stocks.

    Commentary: The Small/Mid Cap Equity Portfolio had an outstanding year ending March 31, 1997, rising 14.6% in a market that can best be described as a "minefield." Results were well ahead of the returns of the Russell Midcap(TM) and Russell 2000(R) indices, and considerably above other funds with similar objectives. Secondary stocks were clobbered in the summer of 1996, and staged a lackluster recovery in the last half of the year, while large-cap stocks soared. The first quarter of 1997 was especially hard on small-caps; the Russell 2000 fell more than 5% and many "aggressive growth" managers recorded double-digit negative returns. Returns in the Small/Mid Cap Portfolio were aided by exposure to financial service, retail, capital goods and energy shares. Particularly strong results came from positions in Bank United, ReliaStar, The New York Times, Symbol Technologies, Crane and Pennzoil. Secondary stocks have trailed large-caps for more than two years. The low valuations accorded these stocks, coupled with the promising earnings outlook for the specific companies in the Portfolio, bolster our confidence as we look forward.

Total Returns for Periods Ending March 31, 1997
-----------------------------------------------
                                                                     Inception
                                       3 Months   1 Year  2 Years   to 3/31/97*
--------------------------------------------------------------------------------
Small/Mid Cap Equity Portfolio           (1.3)%    14.6%    25.9%      24.7%
--------------------------------------------------------------------------------
Russell Midcap(TM) Index                 (0.8)     11.3     19.9       18.1
--------------------------------------------------------------------------------
Russell 2000(R) Index                    (5.2)      5.1     16.5       14.0
--------------------------------------------------------------------------------
Consumer Price Index                      0.9       2.8      3.0        2.9
--------------------------------------------------------------------------------

                                            *Average annual return since 5/10/94

See page 31 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             Core Equity Portfolio

    Objective: The Core Equity Portfolio seeks to maximize long-term capital appreciation. The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies.

    Commentary: The Core Equity Portfolio performed well during the year ending March 31, 1997, generating returns that were only modestly behind the Standard & Poor's 500 Index, and considerably better than the average equity growth fund. It was a treacherous year for growth stock managers, particularly those who held secondary issues. Efforts to participate in the higher growth rates of smaller companies went largely unrewarded, as large-cap stocks significantly outperformed small- and mid-cap issues. The Core Portfolio benefitted especially from its exposure to stocks such as Bristol-Myers Squibb, Philip Morris, Sara Lee, Microsoft, Intel, Texaco, DuPont, Ameritech and GTE. With many of the large-cap stocks sporting "rich valuations" at this time, our strategy is to focus on companies that might be considered "second-tier blue-chips." These companies are not as widely held as the "nifty-fifty," but have strong fundamentals and more attractive prices. Examples include Costco, Marsh & McLennan, General Mills, and Computer Associates. After a lengthy period in which the biggest stocks have dominated market returns, we anticipate that secondary issues will begin to deliver improved relative performance.

 Total Returns for Periods Ending March 31, 1997
                                                                      Inception
                                         3 Months  1 Year  2 Years   to 3/31/97*
--------------------------------------------------------------------------------
Core Equity Portfolio                       1.3%    17.9%    27.8%     25.5%
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index           2.7     19.8     25.8      23.1
--------------------------------------------------------------------------------
Russell 1000(R)Index                        1.6     17.8     25.1      22.3
--------------------------------------------------------------------------------
Consumer Price Index                        0.9      2.8      3.0       2.9
--------------------------------------------------------------------------------
                                            *Average annual return since 5/10/94

See page 31 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               Balanced Portfolio

    Objective: The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies, investment grade intermediate-term debt securities and cash equivalent securities.

    Commentary: The Balanced Portfolio was a steady performer in the year ending March 31, 1997, generating a solid gain of 11.8%. Almost all of the gain came from the stock component of the Portfolio, as a slight rise in interest rates cut into the returns from the fixed-income segment. In a year in which "bigger was better," gains in the Portfolio were paced by the outstanding returns of stocks such as Intel, General Electric, Warner-Lambert, Travelers, and First Union. The equity strategy in the Portfolio is the same as that of the Core Portfolio; approximately half of the stock exposure is invested in large-cap issues, and the remainder primarily in mid-cap shares. The bond component is invested in high-quality, intermediate term corporate and U.S. Government issues. At year-end the asset mix of the Portfolio was 60% stocks, 35% bonds and 5% cash. With an increased possibility for greater volatility in the equity markets in 1997, the more stable return characteristics of the Balanced
Portfolio may offer a suitable alternative to pure stock funds for some investors.

Total Returns for Periods Ending March 31, 1997
                                                                                          Inception
                                                              3 Months  1 Year  2 Years  to 3/31/97*
-----------------------------------------------------------------------------------------------------
Balanced Portfolio                                               0.6%    11.8%   18.5%      17.1%
-----------------------------------------------------------------------------------------------------
Balanced Index (50/40/10)                                        2.8     13.8    16.8       15.2
-----------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index                                2.7     19.8    25.8       23.1
-----------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Intermediate Bond Index    (0.1)     4.8     7.2        7.1
-----------------------------------------------------------------------------------------------------
Consumer Price Index                                             0.9      2.8     3.0        2.9
-----------------------------------------------------------------------------------------------------
                                                                 *Average annual return since 5/10/94

See page 31 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Advisor is currently limiting fund expenses, which enhances return.

                      Intermediate Fixed Income Portfolio

         Objective: The Intermediate Fixed Income Portfolio seeks to provide investors with current income. The Fund invests primarily in a diversified portfolio of investment grade, intermediate-term debt securities providing current income. The Portfolio does not use risky derivative instruments.

         Commentary: For the year ending March 31, 1997, interest rates rose approximately 65 basis points, with the greatest pressure within the longer intermediate maturities. Total returns for most fixed-income strategies settled into the low single digits, and portfolios with low durations were the best performers. After more than a year of anticipation, the Federal Reserve raised the overnight rate 25 basis points on March 25, verifying investor concerns that the Central Bank would dampen a strong economy in order to contain accelerating inflation. During the fiscal year, corporate bond-credit quality strengthened overall, and the Portfolio benefitted both from issuer upgrades and from the continued tight spreads between corporate and treasury yields. A "modified barbell" structure kept a portion of the Portfolio in shorter bonds and helped moderate principal volatility. Looking forward, we believe that the defensive characteristics of the Portfolio bode well for the near term scenario of possibly rising interest rates, while the relative liquidity of the shorter individual issues will enable us to extend into longer maturity bonds at higher coupon levels.

Total Returns for Periods Ending March 31, 1997
                                                                                             Inception
                                                                3 Months  1 Year  2 Years   to 3/31/97*
-------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Portfolio                               (0.3)%    3.4%    6.1%        5.9%
-------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Intermediate Bond Index      (0.1)     4.8     7.2         7.1
-------------------------------------------------------------------------------------------------------
91-Day Treasury Bill Index                                         1.3      5.2     5.4         5.3
-------------------------------------------------------------------------------------------------------
Consumer Price Index                                               0.9      2.8     3.0         2.9
-------------------------------------------------------------------------------------------------------
                                                                 *Average annual return since 5/10/94

See page 31 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Advisor is currently limiting fund expenses, which enhances return.

                            Schedules of Investments

                         Small/Mid Cap Equity Portfolio
March 31, 1997

Variable rate Demand Notes*
(3.38%)                                      Par Value           Value
--------------------------------------------------------------------------------
American Family
        5.2865% 05-16-1997                  $1,602,026         $1,602,026
Johnson Controls Inc.
        5.3200% 04-08-1997                   2,337,151          2,337,151
Wisconsin Electric
        5.3265% 11-30-1997                     672,441            672,441
                                                               ----------
TOTAL DEMAND NOTES
(cost $4,611,618)                                              $4,611,618
                                                               ----------
Common Stocks
(98.25%)                                        Shares           Value
--------------------------------------------------------------------------------
Autos and Transportation (1.92%)

Air Transportation (1.92%)
Alaska Air Group Inc.**                         58,550         $1,500,344
Offshore Logistics Inc.**                       43,300            692,800
Southwest Airlines Co.                          19,125            423,141
                                                               ----------
                Total Air Transportation                        2,616,285
                                                               ----------

Consumer Discretionary (12.79%)

Commercial Information Service (0.43%)
Cellular Technical Services Co.**               64,150            581,359
                                                               ----------
Hotel/Motel (0.07%)
Promus Hotel Corp.**                             2,750             91,438
                                                               ----------
Household Furnishings (1.18%)
Newell Co.                                      47,875          1,603,812
                                                               ----------
Jewelry Watches and Gemstones (0.29%)
Tiffany & Co.                                   10,675            400,301
                                                               ----------

Publishing/Newspapers (1.56%)
Knight-Ridder Inc.                              26,075          1,039,741
The New York Times Co.                          24,650          1,087,681
                                                               ----------
                Total Publishing/Newspapers                     2,127,422

Restaurants (0.26%)
Wendy's International Inc.                      17,450            359,906
                                                               ----------

Retail (7.29%)
Costco Companies Inc.                           39,300         $1,085,662
General Nutrition Companies**                  102,750          2,080,687
Lowe's Companies Inc.                           20,600            769,925
Staples Inc.**                                  62,200          1,251,775
The Mens Wearhouse**                             8,000            220,000
The Neiman Marcus Group**                       23,500            605,125
The Pep Boys-Manny, Mo & Jack                   36,650          1,099,500
The TJX Companies Inc.                          33,600          1,436,400
Zale Corp.**                                    76,020          1,396,868
                                                               ----------
                Total Retail                                    9,945,942
                                                               ----------
Services/Commercial (0.70%)
Sabre Group Holdings Inc.**                     37,600            949,400
                                                               ----------

Toys (1.01%)
Cannondale Corp.**                              74,475          1,377,787
                                                               ----------
Total Consumer
Discretionary                                                  17,437,367
                                                               ----------

Consumer Staples (4.52%)

Foods (4.52%)
Dean Foods Co.                                  41,700          1,443,862
Dole Food Co. Inc.                              55,550          2,097,012
Flowers Industries Inc.                         24,300            555,862
Iowa Beef Processing Inc.                       43,050          1,060,106
McCormick and Co. Inc.                          40,850          1,000,825
                                                               ----------
                Total Foods                                     6,157,667
                                                               ----------
Financial Services (17.46%)

Banks/Outside New York City (7.34%)
Bank of Boston Corp.                            17,900          1,199,300
City National Corp.                             63,050          1,387,100
Commerce Bancorp. Inc.                          31,998            879,945
Crestar Financial Corp.                         46,150          1,597,944
First American Corp.                            26,075          1,659,022
Mercantile Bancorp. Inc.                        23,850          1,264,050
Peoples Heritage Financial Group                45,000          1,383,750
UnionBanCal Corp.                               11,425            631,231
                                                               ----------
                Total Banks/Outside New York City              10,002,342
                                                               ----------

Finance Companies (1.16%)
Green Tree Financial Corp.                      46,950         $1,584,562
                                                               ----------

Financial/Miscellaneous  (0.62%)
Sotheby's Holdings Inc.                         52,600            841,600
                                                               ----------
Finance/Small Loan (0.53%)
Student Loan Marketing Ass'n                     7,600            729,242
                                                               ----------
Insurance/Life (1.85%)
AmerUs Life Holdings Inc.                       39,000            867,750
ReliaStar Financial Corp.                       27,990          1,654,909
                                                               ----------
                Total Insurance/Life                            2,522,659
                                                               ----------
Insurance/Multi-Line (1.41%)
ITT Hartford Group Inc.                         19,125          1,379,391
The Guarantee Life Companies Inc.               28,725            549,366
                                                               ----------
                Total Insurance/Multi-Line                      1,928,757
                                                               ----------
Insurance/Property and Casualty (1.51%)
Everest Reinsurance Holdings                    35,400          1,039,875
W.R. Berkley Corp.                              19,900          1,014,900
                                                               ----------
                Total Insurance/Property and Casualty           2,054,775
                                                               ----------

Investment Management Company (0.97%)
Donaldson, Lufkin & Jenrette
Securities Corp.                                35,950          1,316,669
                                                               ----------
Savings and Loan (2.07%)
Bank United Corp.                               60,000          1,770,000
Sovereign Bancorp. Inc.                         87,840          1,054,080
                                                               ----------
                Total Savings and Loan                          2,824,080
                                                               ----------
Total Financial Services                                       23,804,686
                                                               ----------
Health Care (9.53%)

Biotechnology Research and Production (0.52%)
North American Biologicals Inc.**              103,950            708,159
                                                               ----------
Drugs and Pharmaceuticals (4.40%)
Genzyme Corp.**                                 44,850          1,009,125
Pathogenesis Corp.**                            58,600          1,465,000
RP Scherer Corp.**                              35,300          1,831,188
Watson Pharmaceuticals Inc.**                   47,425          1,695,444
                                                               ----------
                Total Drugs and Pharmaceuticals                 6,000,757
                                                               ----------
Electronics/Medical Systems (1.25%)
DENTSPLY International Inc.                     34,200          1,710,000
                                                               ----------
Health Care Facilities (1.49%)
Manor Care Inc.                                 83,350          2,031,656
                                                               ----------
Health Care Services (0.64%)
Olsten Corp.                                    53,750            866,719
                                                               ----------

Medical and Dental Instruments
and Supplies (1.12%)
Sola International Inc.**                       28,250           $653,281
Stryker Corp.**                                 35,000            870,625
                                                               ----------
                Total Medical and Dental
                Instruments and Supplies                        1,523,906
                                                               ----------
Miscellaneous Health Care (0.11%)
Mallinckrodt Group Inc.                          3,750            154,219
                                                               ----------
Total Health Care                                              12,995,416
                                                               ----------

Integrated Oils (3.27%)

Oils/Integrated Domestic (3.27%)

Amerada Hess Corp.                              22,050          1,168,650
Coastal Corp.                                   14,550            698,400
Kerr-McGee Corp.                                33,150          2,051,156
Pennzoil Co.                                    10,500            543,375
                                                               ----------
                Total Oil/Integrated Domestic                   4,461,581
                                                               ----------
Materials and Processing (9.98%)

Agriculture Fishing and Ranching (0.11%)

Pioneer Hi-Bred International Inc.               2,450            154,044
                                                               ----------
Aluminum (0.90%)
Reynolds Metals Co.                             19,800          1,227,600
                                                               ----------
Building Materials (0.57%)
Armstrong World Industries Inc.                 12,000            777,000
                                                               ----------
Chemicals (1.25%)
Sigma-Aldrich Corp.                             21,050            649,919
The BF Goodrich Co.                             28,950          1,060,294
                                                               ----------
                Total Chemicals                                 1,710,213
                                                               ----------
Fertilizers (1.00%)
Mississippi Chemical Corp.                      57,150          1,364,456
                                                               ----------
Metals and Minerals Miscellaneous (1.40%)
Titanium Metals Corp.**                         75,200          1,908,200
                                                               ----------
Metal Fabricating (1.28%)
Precision Castparts Corp.                       34,275          1,748,025
                                                               ----------
Paints and Coatings (1.84%)
H.B. Fuller Co.                                 39,000          1,901,250
RPM Inc.                                        36,600            608,475
                                                               ----------
                Total Paints and Coatings                       2,509,725
                                                               ----------
Paper (0.93%)
Willamette Industries Inc.                      20,250          1,265,625
                                                               ----------

Textile Products (0.69%)
Mohawk Industries Inc.**                        45,000           $939,375
                                                               ----------

Total Materials
and Processing                                                 13,604,263
                                                               ----------
Other (3.47%)

Multi-Sector Companies (3.47%)

Ceridian Corp.**                                38,050          1,365,044
Crane Co.                                       40,450          1,269,119
Eastern Enterprises                             34,075          1,052,918
Lancaster Colony Corp.                          22,825          1,049,950
                                                               ----------
                Total Multi-Sector Companies                    4,737,031
                                                               ----------
Other Energy (5.41%)

Machinery/Oil Well Equipment and Services (1.90%)

Weatherford International Inc.**                34,600          1,016,375
Western Atlas Inc.**                            26,075          1,580,797
                                                               ----------
                Total Machinery/Oil Well
                Equipment and Services                          2,597,172
                                                               ----------
Offshore Drilling (1.06%)
Reading & Bates Corp.**                         63,750          1,442,344
                                                               ----------
Oil/Crude Producers (2.45%)
Costilla Energy Inc.**                          45,400            658,300
Louisiana Land & Exploration Co.                14,650            694,044
Nuevo Energy Co.**                              29,550          1,133,981
Santa Fe Energy Resources Inc.**                12,100            167,888
Union Texas Petroleum Holdings                  37,250            684,469
                                                               ----------
                Total Oil/Crude Producers                       3,338,682
                                                               ----------
Total Other Energy                                              7,378,198
                                                               ----------
Producer Durables (9.54%)

Diversified Production (2.62%)

EG&G Inc.                                       58,125          1,213,774
General Signal Corp.                            32,000          1,252,000
Harnischfeger Industries Inc.                   23,775          1,099,044
                                                               ----------
                Total Diversified Production                    3,564,818
                                                               ----------
Homebuilding (0.49%)
Kaufman and Broad Home Corp.                    50,550            669,789
                                                               ----------
Identification Control and Filter Devices (1.84%)
Duriron Co. Inc.                                40,000            880,000
Honeywell Inc.                                   8,500            576,937
Hubbell Inc.                                    25,000          1,056,250
                                                               ----------
                Total Identification Control
                and Filter Devices                              2,513,187
                                                               ----------
Machine Tools (0.74%)
Snap-on Inc.                                    25,925         $1,004,594
                                                               ----------
Machinery/Agricultural (0.58%)
AGCO Corp.                                      28,400            784,550
                                                               ----------
Machinery/Industrial and Specialty (1.44%)
Applied Power Inc.                              27,675          1,162,350
Ingersoll-Rand Co.                              18,400            802,700
                                                               ----------
                Total Machinery/
                Industrial and Specialty                        1,965,050
                                                               ----------
Manufactured Housing (0.42%)
Champion Enterprises Inc.**                     38,700            575,662
                                                               ----------

Power Transmission Equipment (1.07%)
Mark IV Industries Inc.                         62,150          1,460,525
                                                               ----------
Production Technology Equipment (0.34%)
Electro Scientific Industries Inc.**            18,400            464,600
                                                               ----------
Total Producer Durables                                        13,002,775
                                                               ----------
Technology (10.03%)

Communications Technology (1.18%)

U.S. Robotics Corp.**                           29,150          1,610,285
                                                               ----------
Computer Services Software and Systems (3.94%)
Adobe Systems Inc.                              56,000          2,247,000
Cadence Design Systems Inc.**                   64,350          2,212,031
Mentor Graphics Corp.**                        108,650            909,944
                                                               ----------
                Total Computer Services
                Software and Systems                            5,368,975
                                                               ----------
Computer Technology (2.93%)
Cabletron Systems Inc.**                        47,450          1,383,443
Computer Sciences Corp.**                       15,000            926,250
FileNet Corp.**                                 24,400            393,450
Tandem Computers Inc.**                        109,075          1,295,266
                                                               ----------
                Total Computer Technology                       3,998,409
                                                               ----------
Electronics/Semi-Conductors/Components (1.06%)
Analog Devices Inc.**                           18,415            402,740
Atmel Corp.**                                   43,525          1,041,880
                                                               ----------
                Total Electronics/
                Semi-Conductors/Components                      1,444,620
                                                               ----------
Electronics/Technology (0.92%)
Symbol Technologies Inc.                        25,950          1,252,088
                                                               ----------
Total Technology                                               13,674,377
                                                               ----------

Utilities and REITs (10.33%)

Real Estate Investment Trusts (2.53%)

American Health Properties Inc.                 26,950           $663,644
Innkeepers USA Trust                            50,650            740,756
LTC Properties Inc.                             24,000            399,000
Nationwide Health Properties Inc.               56,200          1,201,275
Omega Healthcare Investors Inc.                 14,300            446,875
                                                               ----------
                Total Real Estate Investment Trusts             3,451,550
                                                               ----------
Utilities/Electrical (2.81%)
New York State Electric & Gas                   40,675            879,597
Pinnacle West Capital Corp.                     57,975          1,746,497
TECO Energy Inc.                                49,825          1,195,800
                                                               ----------
                Total Utilities/Electrical                      3,821,894
                                                               ----------
Utilities/Gas Distributors (1.83%)
Columbia Gas System Inc.                        23,600          1,365,850
Consolidated Natural Gas Co.                    22,375          1,127,141
                                                               ----------
                Total Utilities/Gas Distributors                2,492,991
                                                               ----------
Utilities/Miscellaneous (0.79%)
Citizens Utilities Co.**                        91,157          1,082,487
                                                               ----------
Utilities/Telecommunications (2.37%)
Century Telephone Enterprises Inc.              51,125         $1,508,187
Frontier Corp.                                  50,725            906,709
Tele Danmark ADS                                31,225            815,751
                                                               ----------
                Total Utilities/Telecommunications              3,230,647
                                                               ----------
Total Utilities and REITs                                      14,079,569
                                                               ----------
TOTAL COMMON STOCKS
(cost $133,740,931)                                          $133,949,215
                                                             ------------
TOTAL INVESTMENTS IN
SECURITIES (101.63%)
(cost $138,352,549)***                                       $138,560,833
                                                             ------------
LIABILITIES LESS
OTHER ASSETS (-1.63%)                                         ($2,219,985)
                                                             ------------
Net Assets (100.00%)                                         $136,340,848
                                                             ============

  *The variable-rate  securities are subject to a demand feature  which  reduces the remaining maturity.
 **Non-Income Producing Security.
***Aggregate cost for federal income tax purposes is $138,459,961.

                             Core Equity Portfolio
March 31, 1997

Variable Rate Demand Notes*
(3.63%)                                      Par Value           Value
--------------------------------------------------------------------------------
American Family
        5.2865% 05-16-1997                  $1,643,721         $1,643,721
American Express Credit Corp.
        6.0000% 04-01-1997                   1,900,000          1,900,000
General Mills
        5.2750% 08-19-1997                      60,000             60,000
Johnson Controls Inc.
        5.3200% 04-08-1997                   1,300,060          1,300,060
Pitney Bowes
        5.2854% 08-04-1997                      43,000             43,000
Sara Lee Corp.
        5.2652% 05-02-1997                   1,270,000          1,270,000
Warner-Lambert Co.
        5.2570% 01-26-1998                  $2,656,000         $2,656,000
Wisconsin Electric
        5.3265% 11-30-1997                     594,000            594,000
                                                               ----------
TOTAL DEMAND NOTES
(cost $9,466,781)                                              $9,466,781
                                                               ----------

COMMON STOCKS
(97.80%)                                        Shares           Value
--------------------------------------------------------------------------------
Basic Industry (5.12%)

Chemical/Fertilizer (0.49%)
Mississippi Chemical Corp.                      53,250         $1,271,344
                                                               ----------
Chemical/Major (0.96%)
E.I. duPont de Nemours and Co.                  23,550          2,496,300
                                                               ----------

Chemical/Specialty (1.68%)
H.B. Fuller Co.                                 15,000           $731,250
RPM Inc.                                        21,000            349,125
Sigma-Aldrich Corp.                             29,900            923,163
The B.F. Goodrich Co.                           65,000          2,380,625
                                                               ----------
                Total Chemical/Specialty                        4,384,163
                                                               ----------
Metals (1.59%)
Aluminum Co. of America 31,150                                  2,118,200
Titanium Metals Corp.                           80,000          2,030,000
                                                               ----------
                Total Metals                                    4,148,200
                                                               ----------
Paper and Forest Products (0.40%)
Willamette Industries Inc.                      16,500          1,038,266
                                                               ----------
Total Basic Industry                                           13,338,273
                                                               ----------
Capital Goods (5.61%)

Aerospace/Industrial (1.88%)
Crane Co.                                       35,700          1,120,087
Ingersoll-Rand Co.                              30,800          1,343,650
Precision Castparts Corp.                       47,000          2,397,000
                                                               ----------
                Total Aerospace/Industrial                      4,860,737
                                                               ----------
Agriculture/Construction Equipment (0.41%)
AGCO Corp.                                      22,400            618,800
Deere & Co.                                     10,625            462,187
                                                               ----------
                Total Agriculture/
                Construction Equipment                          1,080,987
                                                               ----------
Construction Mining Equipment (0.52%)
Harnischfeger Industries Inc.                   29,475          1,360,848
                                                               ----------
Electric Equipment (2.35%)
General Electric Co.                            44,050          4,371,962
General Signal Corp.                            45,000          1,760,625
                                                               ----------
                Total Electrical Equipment                      6,132,587
                                                               ----------
Miscellaneous Capital Goods (0.45%)
Duriron Co. Inc.                                45,000            986,257
Hubbell Inc.                                     4,675            197,519
                                                               ----------
                Total Miscellaneous Capital Goods               1,183,776
                                                               ----------
Total Capital Goods                                            14,618,935
                                                               ----------
Consumer Cyclical (8.06%)
Automotive and Related (0.84%)
Mark IV Industries Inc.                         47,800          1,123,300
Snap-on Inc.                                    27,525          1,066,594
                                                               ----------
                Total Automotive and Related                    2,189,894
                                                               ----------
Building Materials (1.15%)
Armstrong World Industries Inc.                 45,950         $2,975,262
                                                               ----------
Manufacturing Housing (0.16%)
Champion Enterprises Inc.**                     28,000            416,500
                                                               ----------
Miscellaneous Consumer Cyclical (0.37%)
Cannondale Corp.**                              52,000            962,000
                                                               ----------
Retail (5.54%)
Costco Companies Inc.**                         78,150          2,158,894
Federated Department Stores Inc.**              46,900          1,541,837
General Nutrition Companies Inc.               109,350          2,214,338
Lowe's Companies Inc.                           31,475          1,176,378
Sears Roebuck and Co.                           21,550          1,082,888
Sotheby's Holdings Inc.                         81,050          1,296,800
Staples Inc.**                                  85,950          1,729,744
The Neiman Marcus Group**                       12,050            310,288
The Pep Boys-Manny, Mo & Jack                   41,750          1,252,500
The TJX Companies Inc.                          10,300            440,325
Zale Corp.**                                    67,825          1,246,284
                                                               ----------
                Total Retail                                   14,450,276
                                                               ----------
Total Consumer Cyclical                                        20,993,932
                                                               ----------
Consumer Services (2.77%)

Healthcare Management (1.08%)
Manor Care Inc.                                 74,800          1,823,250
Olsten Corp.                                    61,275            988,059
                                                               ----------
                Total Healthcare Management                     2,811,309
                                                               ----------
Publishing/Newspaper (1.69%)
Knight-Ridder Inc.                              53,675          2,140,291
The New York Times Co.                          51,600          2,276,850
                                                               ----------
                Total Publishing/Newspaper                      4,417,141
                                                               ----------
Total Consumer Services                                         7,228,450
                                                               ----------
Consumer Staples (20.67%)

Biotechnology (1.30%)
Genzyme Corp.**                                 70,300          1,581,750
North American Biologicals Inc.**              114,925            782,927
Pathogenesis                                    41,000          1,025,000
                                                               ----------
                Total Biotechnology                             3,389,677
                                                               ----------
Drugs (7.05%)
American Home Products Corp.                    19,725          1,183,500
Bristol-Myers Squibb Co.                        86,500          5,103,500
RP Scherer Corp.**                              37,300          1,934,938

SmithKline Beecham PLC                         106,600         $7,462,000
Warner-Lambert Co.                              18,925          1,633,455
Watson Pharmaceuticals Inc.**                   29,300          1,047,475
                                                               ----------
                Total Drugs                                    18,364,868
                                                               ----------
Food Merchandising (0.53%)
Albertson's Inc.                                40,950          1,392,300
                                                               ----------
Foods (7.28%)
ConAgra Inc.                                    73,625          3,994,156
Dean Foods Co.                                  42,050          1,455,981
Dole Food Co. Inc.                              78,125          2,949,219
General Mills Inc.                              40,700          2,528,488
H.J. Heinz Co.                                  63,300          2,500,350
Iowa Beef Processing Inc.                       43,925          1,081,653
McCormick and Co. Inc.**                        25,000            612,500
Sara Lee Corp.                                  95,200          3,855,600
                                                               ----------
                Total Foods                                    18,977,947
                                                               ----------
Hospital Supplies (0.99%)
DENTSPLY International Inc.                     41,900          2,095,000
Stryker Corp.**                                 20,000            497,500
                                                               ----------
                Total Hospital Supplies                         2,592,500
                                                               ----------
Household Products (1.15%)
Procter & Gamble Co.                             7,750            891,250
Newell Co.                                      62,850          2,105,475
                                                               ----------
                Total Household Products                        2,996,725
                                                               ----------
Miscellaneous Consumer Staples (0.69%)
Lancaster Colony Corp.                          27,800          1,278,800
Sola International Inc.**                       22,000            508,750
                                                               ----------
                Total Miscellaneous Consumer Staples            1,787,550
                                                               ----------
Tobacco (1.68%)
Philip Morris Co. Inc.                          38,400          4,382,400
                                                               ----------
Total Consumer Staples                                         53,883,967
                                                               ----------
Credit Cyclical (0.32%)

Homebuilding (0.32%)
Kaufman and Broad Home Corp.                    62,375            826,469
                                                               ----------
Energy (9.96%)
Miscellaneous Energy (0.27%)
Offshore Logistics Inc.**                       43,550            696,800
                                                               ----------
Natural Gas Diversified (0.43%)
Coastal Corp.                                   23,400          1,123,200
                                                               ----------
Oil/Gas Production (1.16%)
Costilla Energy Inc.**                          21,700           $314,650
Louisiana Land & Exploration Co.                27,950          1,324,131
Nuevo Energy Co.**                              36,100          1,385,338
                                                               ----------
                Total Oil/Gas Production                        3,024,119
                                                               ----------
Oil/Integrated Domestic (2.82%)
Amerada Hess Corp.                              21,350          1,130,414
Kerr-McGee Corp.                                62,775          3,884,203
Pennzoil Co.                                    20,200          1,045,350
Union Texas Petroleum Holdings                  70,775          1,300,491
                                                               ----------
                Total Oil/Integrated Domestic                   7,360,458
                                                               ----------
Oil/Integrated International (2.88%)
Mobil Corp.                                     21,525          2,811,703
Texaco Inc.                                     42,850          4,692,075
                                                               ----------
                Total Oil/Integrated International              7,503,778
                                                               ----------
Oil Service (2.40%)
Reading & Bates Corp.**                         75,000          1,696,875
Weatherford International Inc.**                48,025          1,410,734
Western Atlas Inc.**                            52,025          3,154,016
                                                               ----------
                Total Oil Service                               6,261,625
                                                               ----------
Total Energy                                                   25,969,980
                                                               ----------
Financial (15.88%)

Banks (5.83%)
Bank of Boston Corp.                            34,000          2,278,000
City National Corp.                             30,000            660,000
Commerce Bancorp Inc.                           35,050            963,875
Crestar Financial Corp.                         59,175          2,048,934
Mercantile Bancorp Inc.                         19,000          1,007,000
PNC Bank Corp.                                  68,050          2,722,000
Sovereign Bancorp Inc.                          97,940          1,175,280
The Chase Manhattan Corp.                       35,825          3,354,116
UnionBanCal Corp.                               17,800            983,450
                                                               ----------
                Total Banks                                    15,192,655
                                                               ----------
Finance Companies (1.36%)
Associates First Capital Corp.                  31,325          1,347,194
Green Tree Financial Corp.                      65,100          2,197,125
                                                               ----------
                Total Finance Companies                         3,544,319
                                                               ----------
Financial Services (1.94%)
Donaldson, Lufkin & Jenrette
Securities Corp.                                34,900          1,278,212
Marsh & McLennan Co. Inc.                       33,400          3,782,550
                                                               ----------
                Total Financial Services                        5,060,762
                                                               ----------

Insurance (5.77%)
AmerUs Life Holdings Inc.                        9,950           $218,580
CIGNA Corp.                                     30,025          4,387,403
Everest Reinsurance Holdings                    40,000          1,175,000
ITT Hartford Group Inc.                         30,025          2,165,553
Loews Corp.                                     41,150          3,657,206
ReliaStar Financial Corp.                       39,150          2,314,744
W.R. Berkley Corp.                              22,700          1,157,700
                                                               ----------
                Total Insurance                                15,076,186
                                                               ----------
Miscellaneous Financial (0.49%)
Student Loan Marketing Ass'n                    13,200          1,266,578
                                                               ----------
Savings and Loan (0.48%)
Bank United Corp.                               42,800          1,262,381
                                                               ----------
Total Financial                                                41,402,881
                                                               ----------
Technology (15.86%)

Aerospace (1.49%)
The Boeing Co.                                  39,400          3,885,825
                                                               ----------
Computer Software (3.94%)
Adobe Systems Inc.                              53,025          2,127,628
Cadence Design Systems Inc.**                   83,725          2,878,047
Computer Associates International               45,700          1,776,587
FileNet Corp.**                                 15,000            241,875
Mentor Graphics Corp.**                        114,375            957,891
Microsoft Corp.**                               25,100          2,301,356
                                                               ----------
                Total Computer Software                        10,283,384
                                                               ----------
Computer Services (1.87%)
Ceridian Corp.**                                59,900          2,148,912
Computer Sciences Corp.**                       14,150            875,994
Sabre Group Holdings Inc.**                     73,325          1,851,456
                                                               ----------
                Total Computer Services                         4,876,362
                                                               ----------
Computer Systems (2.93%)
Hewlett-Packard Co.                             34,900          1,858,425
International Business Machines                 27,400          3,764,075
Sun Microsystems Inc.**                         36,075          1,043,700
Tandem Computers Inc.**                         81,700            970,188
                                                               ----------
                Total Computer Systems                          7,636,388
                                                               ----------
Electronic Systems (0.88%)
EG&G Inc.                                       36,700            766,112
Honeywell Inc.                                   2,375            161,203
Symbol Technologies Inc.                        28,050          1,353,413
                                                               ----------
                Total Electronic Systems                        2,280,728
                                                               ----------
Networking Equipment (1.65%)
Cabletron Systems Inc.**                        58,260         $1,692,484
3Com Corp.**                                    52,000          1,703,000
U.S. Robotics Corp.**                           16,700            911,777
                                                               ----------
                Total Networking Equipment                      4,307,261
                                                               ----------
Photography (0.56%)
Eastman Kodak Co.                               19,200          1,456,800
                                                               ----------
Semi-Conductors and Related (2.38%)
Analog Devices Inc.**                           24,802            552,138
Atmel Corp.**                                   26,325            630,155
Intel Corp.                                     36,025          5,011,978
                                                               ----------
                Total Semi-Conductors and Related               6,194,271
                                                               ----------
Wireless Communications (0.16%)
Cellular Technical Services Co.**               45,000            407,812
                                                               ----------
Total Technology                                               41,328,831
                                                               ----------
Transportation (1.15%)

Airlines (0.77%)
Alaska Air Group Inc.**                         68,325          1,750,828
Southwest Airlines Co.                          11,425            252,778
                                                               ----------
                Total Airlines                                  2,003,606
                                                               ----------
Railroad (0.38%)
Burlington Northern Santa Fe**                  13,350            987,900
                                                               ----------
Total Transportation                                            2,991,506
                                                               ----------
Utilities and REITs (12.40%)

Communications (7.36%)
Ameritech Corp.                                 68,600          4,218,900
Century Telephone Enterprises Inc.              55,625          1,640,937
Citizens Utilities Co.**                        89,582          1,063,786
Frontier Corp.                                  46,200            825,825
GTE Corp.                                      145,275          6,761,732
SBC Communications Inc.                         85,875          4,519,376
Tele Danmark ADS                                 5,400            141,075
                                                               ----------
                Total Communications                           19,171,631
                                                               ----------
Electric (2.33%)
Duke Power Co.                                  29,200          1,288,450
New York State Electric & Gas                   57,475          1,242,897
Pinnacle West Capital Corp.                     68,075          2,050,759
TECO Energy Inc.                                61,850          1,484,400
                                                               ----------
                Total Electric                                  6,066,506
                                                               ----------

Natural Gas (1.86%)
Columbia Gas Systems Inc.                       44,025         $2,547,947
Consolidated Natural Gas Co.                    36,900          1,858,837
Eastern Enterprises                             14,375            445,106
                                                               ----------
                Total Natural Gas                               4,851,890
                                                               ----------
Real Estate Investment Trusts (0.85%)
American Health Properties Inc.                 12,325            304,423
Innkeepers USA Trust                            63,900            934,538
LTC Properties Inc.                             11,100            184,538
Nationwide Health Properties Inc.               24,500            523,688
Omega Health Investors Inc.                      8,700            271,875
                                                               ----------
                Total Real Estate Investment Trusts             2,219,062
                                                               ----------
Total Utilities and REITs                                      32,309,089
                                                               ----------
TOTAL COMMON STOCKS
(cost $251,382,543)                                          $254,892,313
                                                             ------------
TOTAL INVESTMENTS
IN SECURITIES (101.43%)
(cost $260,849,324)***                                       $264,359,094
                                                             ------------
LIABILITIES LESS
OTHER ASSETS (-1.43%)                                         ($3,729,986)
                                                             ------------
Net Assets (100.00%)                                         $260,629,108
                                                             ============

  *The variable-rate securities are subject  to a demand feature  which  reduces the remaining maturity.
 **Non-Income Producing Security.
***Aggregate cost for federal income tax purposes is $260,971,966.


                               Balanced Portfolio
March 31, 1997

VARIABLE RATE DEMAND NOTES*
(3.51%)                                      Par Value           Value
--------------------------------------------------------------------------------
American Family
        5.2865% 05-16-1997                    $132,108           $132,108
Johnson Controls Inc.
        5.3200% 04-08-1997                     948,287            948,287
Wisconsin Electric
        5.3265% 11-30-1997                     345,028            345,028
                                                               ----------
TOTAL DEMAND NOTES
(cost $1,425,423)                                              $1,425,423
                                                               ----------

LONG-TERM DEBT SECURITIES
(35.06%)                                     Par Value           Value
--------------------------------------------------------------------------------
U.S. Treasury Obligations (17.18%)
U.S. Treasury Notes
        5.2500% 07-31-1998                    $100,000            $98,813
        7.5000% 10-31-1999                     400,000            408,750
        7.8750% 11-15-1999                     200,000            206,250
        7.1250% 02-29-2000                    $400,000           $405,375
        6.7500% 04-30-2000                   1,000,000          1,003,438
        5.7500% 10-31-2000                     700,000            679,657
        7.7500% 02-15-2001                     970,000          1,004,254
        7.5000% 11-15-2001                     400,000            411,500
        6.3750% 08-15-2002                     475,000            466,391
        6.2500% 02-15-2003                     425,000            413,446
        5.7500% 08-15-2003                     700,000            660,626
        7.2500% 08-15-2004                   1,200,000          1,223,626
                                                               ----------
Total U.S. Treasury
Obligations                                                     6,982,126
                                                               ----------
Government--Regional (0.37%)
Ontario Global Bond
        7.3750% 01-27-2003                     150,000            152,249
                                                               ----------
Regional Government--
Agency (0.12%)
Hydro Quebec
        7.3750% 02-01-2003                      50,000             50,333
                                                               ----------

Corporate Bonds (17.37%)

Industrials (2.28%)
Ford Motor Co.
        7.5000% 11-15-1999                     $25,000            $25,344
McKesson Corp.
        8.6250% 02-01-1998                      50,000             50,929
Sears Roebuck Acceptance Corp.
Medium Term Note
        7.1100% 06-19-2001                     650,000            651,475
SmithKline Beecham PLC Corp.
Medium Term Note
        6.6250% 10-01-2005                      50,000             47,835
Texaco Capital Medium Term Note
        7.2500% 08-01-2002                     150,000            150,000
                                                               ----------
                Total Industrials                                 925,583
                                                               ----------
Finance Companies (15.09%)
Allstate Corp.
        5.8750% 06-15-1998                     150,000            149,011

American General Finance
        6.8750% 01-15-2000                      50,000             49,976

Associates Corp. of North America
Medium Term Notes
        8.0000% 10-27-1999                      50,000             51,313
        6.3750% 06-01-2000                      75,000             73,772
        6.8400% 07-03-2001                     700,000            692,774

Associates Corp. of North America
        6.0000% 06-15-2000                      25,000             24,311
        7.5000% 04-15-2002                     100,000            101,572

Beneficial Corp. Medium Term Note
        8.0500% 04-02-1999                     200,000            204,996

Commercial TRV
        6.8750% 05-01-2002                     200,000            197,111
        6.5000% 06-01-2005                     500,000            472,448

Dean Witter Discovry and Co.
        6.2500% 03-15-2000                      30,000             29,522
        6.7500% 08-15-2000                     200,000            198,980

Discover Credit
        7.9700% 05-07-1997                     100,000            100,224

Ford Motor Credit Co.
        6.3750% 04-15-2000                     190,000            186,952

Ford Motor Credit Medium Term Note
        5.9000% 06-09-1998                      75,000             74,571

General Electric Capital
        6.6600% 05-01-2018                      75,000             74,625

GMAC Medium Term Notes
        5.5000% 12-15-2001                     500,000            464,465
        6.7500% 07-10-1997                     125,000            125,362
        7.5000% 11-04-1997                      50,000             50,449

Household Finance Co.
Medium Term Note
        7.0000% 05-15-2000                    $200,000           $200,159

International Lease Finance
        8.1250% 01-15-1998                     150,000            152,199
        6.2500% 10-15-2000                     500,000            488,259

Merrill Lynch
        6.3750% 03-30-1999                      50,000             49,638
        7.3750% 08-17-2002                      30,000             30,298
        7.0500% 04-15-2003                      55,000             53,603

Merrill Lynch Medium Term Note
        7.0500% 06-04-2001                     350,000            349,167

Morgan Stanley Group
        5.6500% 06-15-1997                      35,000             34,997
        9.2500% 03-01-1998                     125,000            128,211
        5.7500% 02-15-2001                     500,000            477,998
        6.1250% 10-01-2003                     215,000            202,082

Travelers PPTY
        6.7500% 04-15-2001                     500,000            493,317

USLIFE Corp.
        6.7500% 01-15-1998                     150,000            150,546
                                                               ----------
                Total Finance Companies                         6,132,908
                                                               ----------
Total Corporate Bonds                                           7,058,491
                                                               ----------
TOTAL LONG-TERM
DEBT SECURITIES
(cost $14,448,589)                                            $14,243,199
                                                              ===========

COMMON STOCKS
(60.71%)                                        Shares           Value
--------------------------------------------------------------------------------
Basic Industry (3.18%)

Chemical/Fertilizer (0.30%)
Mississippi Chemical Corp.                       5,100           $121,763
                                                               ----------
Chemical/Major (0.42%)
E.I. duPont de Nemours and Co.                   1,600            169,600
                                                               ----------
Chemical/Specialty (1.18%)
H.B. Fuller Co.                                  5,000            243,750
RPM Inc.                                         5,550             92,269
The B.F. Goodrich Co.                            4,000            146,500
                                                               ----------
                Total Chemical/Specialty                          482,519
                                                               ----------
Metals (0.99%)
Aluminum Co. of America                          3,300            224,400
Titanium Metals Corp.**                          6,950            176,356
                                                               ----------
                Total Metals                                      400,756
                                                               ----------

Paper and Forest Products (0.29%)
Willamette Industries Inc.                       1,900           $118,387
                                                               ----------
Total Basic Industry                                            1,293,025
                                                               ----------
Capital Goods (3.74%)

Aerospace/Industrial (1.23%)
Crane Co.                                        5,400            169,425
Ingersoll-Rand Co.                               2,350            102,519
Precision Castparts Corp.                        4,500            229,500
                                                               ----------
                Total Aerospace/Industrial                        501,444
                                                               ----------
Agriculture/Construction Equipment (0.20%)
Deere & Co.                                      1,850             80,475
                                                               ----------
Construction Mining Equipment (0.25%)
Harnischfeger Industries Inc.                    2,175            100,596
                                                               ----------
Electric Equipment (1.76%)
General Electric Co.                             5,700            565,998
General Signal Corp.                             3,800            148,675
                                                               ----------
                Total Electric Equipment                          714,673
                                                               ----------
Miscellaneous Capital Goods (0.30%)
Duriron Co. Inc.                                 5,600            123,200
                                                               ----------
Total Capital Goods                                             1,520,388
                                                               ----------
Consumer Cyclical (5.19%)

Automotive and Related (0.58%)
Mark IV Industries Inc.                          5,650            132,775
Snap-on Inc.                                     2,625            101,719
                                                               ----------
                Total Automotive and Related                      234,494
                                                               ----------
Building Materials (0.35%)
Armstrong World Industries Inc.                  2,200            142,450
                                                               ----------
Manufacturing Housing (0.33%)
Champion Enterprises Inc.**                      9,000            133,875
                                                               ----------
Miscellaneous Consumer Cyclical (0.21%)
Cannondale Corp.**                               4,600             85,100
                                                               ----------
Retail (3.72%)
Costco Companies Inc.**                          5,300            146,412
Federated Department Stores Inc.**               6,000            197,250
General Nutrition Companies**                   11,250            227,812
Lowe's Companies Inc.                            2,450             91,569
Sears Roebuck and Co.                            1,900             95,475
Sotheby's Holdings Inc.                          7,550            121,940
Staples Inc.**                                  11,750            236,469
The TJX Companies Inc.                           3,750           $160,966
The Pep Boys-Manny, Mo & Jack                    4,250            127,500
Zale Corp.**                                     5,875            107,953
                                                               ----------
                Total Retail                                    1,513,346
                                                               ----------
Total Consumer Cyclical                                         2,109,265
                                                               ----------
Consumer Services (0.92%)

Healthcare Management (0.62%)
Manor Care Inc.                                  5,000            121,875
Olsten Corp.                                     8,150            131,419
                                                               ----------
                Total Healthcare Management                       253,294
                                                               ----------
Publishing/Newspaper (0.30%)
Knight-Ridder Inc.                               3,100            123,613
                                                               ----------
Total Consumer Services                                           376,907
                                                               ----------
Consumer Staples (12.87%)

Biotechnology (0.29%)
Genzyme Corp.**                                  2,000             45,000
North American Biologicals Inc.**               10,875             74,086
                                                               ----------
                Total Biotechnology                               119,086
                                                               ----------
Drugs (4.50%)
American Home Products Corp.                     3,700            222,000
Bristol-Myers Squibb Co.                         8,900            525,100
RP Scherer Corp.**                               4,500            233,438
SmithKline Beecham PLC                           9,400            658,000
Warner-Lambert Co.                               1,450            125,425
Watson Pharmaceuticals Inc.**                    1,800             64,350
                                                               ----------
                Total Drugs                                     1,828,313
                                                               ----------
Food Merchandising (0.33%)
Albertson's Inc.                                 4,000            136,000
                                                               ----------
Foods (5.00%)
ConAgra Inc.                                     7,825            424,506
Dean Foods Co.                                   4,800            166,200
Dole Food Co. Inc.                               9,350            352,962
General Mills Inc.                               3,250            201,906
H.J. Heinz Co.                                   7,825            309,087
Iowa Beef Processing Inc.                        7,625            187,766
Sara Lee Corp.                                   9,600            388,800
                                                               ----------
                Total Foods                                     2,031,227
                                                               ----------
Hospital Supplies (0.48%)
DENTSPLY International Inc.                      3,900            195,000
                                                               ----------

Household Products (0.67%)
Procter & Gamble Co.                               650            $73,587
Newell Co.                                       5,900            197,650
                                                               ----------
                Total Household Products                          271,237
                                                               ----------
Miscellaneous Consumer Staples (0.50%)
Lancaster Colony Corp.                           2,100             96,600
Sola International Inc.**                        4,550            105,219
                                                               ----------
                Total Miscellaneous Consumer Staples              201,819
                                                               ----------
Tobacco (1.10%)
Philip Morris Co. Inc.                           3,925            447,941
                                                               ----------
Total Consumer Staples                                          5,230,623
                                                               ----------
Credit Cyclical (0.25%)
Homebuilding (0.25%)
Kaufman and Broad Home Corp.                     7,625            101,031
                                                               ----------
Energy (6.50%)
Miscellaneous Energy (0.28%)
Offshore Logistics Inc.**                        7,050            112,800
                                                               ----------
Natural Gas Diversified (0.34%)
Coastal Corp.                                    2,850            136,800
                                                               ----------
Oil/Gas Production (0.78%)
Louisiana Land & Exploration Co.                 3,000            142,125
Nuevo Energy Co.**                               1,700             65,238
Santa Fe Energy Resources**                      8,000            111,000
                                                               ----------
                Total Oil/Gas Production                          318,363
                                                               ----------
Oil/Integrated Domestic (1.78%)
Amerada Hess Corp.                               1,600             84,615
Kerr-McGee Corp.                                 6,175            382,078
Pennzoil Co.                                     2,050            106,088
Union Texas Petroleum Holdings                   8,100            148,838
                                                               ----------
                Total Oil/Integrated Domestic                     721,619
                                                               ----------
Oil/Integrated International (1.66%)
Mobil Corp.                                      3,150            411,469
Texaco Inc.                                      2,450            268,275
                                                               ----------
                Total Oil/Integrated International                679,744
                                                               ----------
Oil Services (1.66%)
Reading & Bates Corp.**                          9,400            212,675
Weatherford International Inc.**                 6,675            196,078
Western Atlas Inc.**                             4,350            263,719
                                                               ----------
                Total Machinery/Oil Well
                Equipment and Services                            672,472
                                                               ----------
Total Energy                                                    2,641,798
                                                               ----------
Financial (9.24%)

Banks (3.18%)
Bank of Boston Corp.                             3,335           $223,445
City National Corp.                              5,000            110,000
Commerce Bancorp Inc.                              850             23,375
Crestar Financial Corp.                          3,900            135,037
Mercantile Bancorp. Inc.                         2,300            121,960
PNC Bank Corp.                                   4,900            196,000
Sovereign Bancorp. Inc.                          5,620             67,440
The Chase Manhattan Corp.                        3,450            323,006
UnionBanCal Corp.                                1,650             91,163
                                                               ----------
                Total Banks                                     1,291,426
                                                               ----------
Finance Companies (0.87%)
Associates First Capital Corp.                   3,075            132,269
Green Tree Financial Corp.                       6,550            221,062
                                                               ----------
                Total Finance Companies                           353,331
                                                               ----------
Financial Services (1.12%)
Donaldson, Lufkin & Jenrette
Securities Corp.                                 2,850            104,381
Marsh & McLennan Co.                             3,100            351,075
                                                               ----------
                Total Financial Services                          455,456
                                                               ----------
Insurance (3.52%)
CIGNA Corp.                                      3,300            482,212
Everest Reinsurance Holdings                     3,650            107,219
ITT Hartford Group Inc.                          2,000            144,250
Loews Corp.                                      4,600            408,825
ReliaStar Financial Corp.                        4,000            236,500
W.R. Berkley Corp.                               1,000             51,000
                                                               ----------
                Total Insurance                                 1,430,006
                                                               ----------
Miscellaneous Financial (0.33%)
Student Loan Marketing Ass'n                     1,400            134,334
                                                               ----------
Savings and Loan (0.22%)
Bank United Corp.                                3,000             88,500
                                                               ----------
Total Financial                                                 3,753,053
                                                               ----------
Technology (9.23%)
Aerospace (1.22%)
The Boeing Co.                                   5,025            495,591
                                                               ----------
Computer Software (2.09%)
Adobe Systems Inc.                               4,800            192,600
Cadence Design Systems Inc.**                    8,050            276,719
Computer Associates International                5,150           $200,206
Microsoft Corp.**                                1,900            174,206
                                                               ----------
                Total Computer Software                           843,731
                                                               ----------
Computer Services (1.52%)
Ceridian Corp.**                                 7,300            261,887
Computer Sciences Corp.**                        2,500            154,375
Sabre Group Holdings Inc.**                      8,050            203,263
                                                               ----------
                Total Computer Services                           619,525
                                                               ----------
Computer Systems (1.38%)
Hewlett-Packard Co.                              2,450            130,462
International Business Machines                  2,350            322,831
Tandem Computers Inc.**                          8,950            106,281
                                                               ----------
                Total Computer Systems                            559,574
                                                               ----------
Electronic Systems (0.21%)
EG&G Inc.                                          250              5,219
Symbol Technologies Inc.                         1,700             82,025
                                                               ----------
                Total Electronic Systems                           87,244
                                                               ----------
Networking Equipment (1.36%)
Cabletron Systems Inc.**                         6,600            192,514
3Com Corp.**                                     5,600            183,400
U.S. Robotics Corp.**                            3,200            174,863
                                                               ----------
                Total Networking Equipment                        550,777
                                                               ----------
Photography (0.14%)
Eastman Kodak Co.                                  750             56,906
                                                               ----------
Semi-Conductors and Related (1.13%)
Atmel Corp.**                                    3,375             80,789
Intel Corp.                                      2,725            379,116
                                                               ----------
                Total Semi-Conductors and Related                 459,905
                                                               ----------
Wireless Communications (0.18%)
Cellular Technical Services Co.**                8,000             72,500
                                                               ----------
Total Technology                                                3,745,753
                                                               ----------
Transportation (0.94%)

Airlines (0.61%)
Alaska Air Group Inc.**                          6,625            169,766
Southwest Airlines Co.                           3,600             79,650
                                                               ----------
                Total Airlines                                    249,416
                                                               ----------
Railroads (0.33%)
Burlington Northern Santa Fe**                   1,800            133,200
                                                               ----------
Total Transportation                                              382,616
                                                               ----------

Utilities and REITs (8.65%)

Communications (4.90%)
Ameritech Corp.                                  7,150           $439,725
Century Telephone Enterprises Inc.               7,475            219,946
Citizens Utilities Co.                          13,208            156,845
Frontier Corp.                                   6,125            109,484
GTE Corp.                                       15,175            707,534
SBC Communications Inc.                          6,800            357,917
                                                               ----------
                Total Communications                            1,991,451
                                                               ----------
Electric (1.75%)
Duke Power Co.                                   2,500            110,312
New York State Electric & Gas Corp.              9,075            196,247
Pinnacle West Capital Corp.                      4,375            131,797
TECO Energy Inc.                                11,250            270,000
                                                               ----------
                Total Electric                                    708,356
                                                               ----------
Natural Gas (1.18%)
Columbia Gas Systems Inc.                        3,725            215,584
Consolidated Natural Gas Co.                     3,800            191,425
Eastern Enterprises                              2,325             72,210
                                                               ----------
                Total Natural Gas                                 479,219
                                                               ----------
Real Estate Investment Trusts (0.82%)
Innkeepers USA Trust                             7,500            109,688
LTC Properties Inc.                              2,550             42,394
Nationwide Health Properties Inc.                5,000            106,875
Omega Health Investors Inc.                      2,400             75,000
                                                               ----------
                Total Real Estate Investment Trusts               333,957
                                                               ----------
Total Utilities and REITs                                       3,512,983
                                                               ----------
TOTAL COMMON STOCKS
(cost $24,426,629)                                            $24,667,442
                                                              -----------
TOTAL INVESTMENTS
IN SECURITIES (99.28%)
(cost $40,300,641)***                                         $40,336,064
                                                              -----------
OTHER ASSETS LESS
LIABILITIES (0.72%)                                              $294,214
                                                                 --------
Net Assets (100.00%)                                          $40,630,278
                                                              ===========
  *The variable-rate securities are  subject to a  demand feature  which reduces the remaining maturity.
 **Non-Income Producing Security.
***Aggregate cost for federal income tax purposes is $40,324,548.

                     RIM Intermediate Fixed Income Portfolio
March 31, 1997

VARIABLE RATE DEMAND NOTES*
(9.56%)                                      Par Value           Value
--------------------------------------------------------------------------------
American Family
        5.2865% 05-16-1997                    $567,258           $567,258
General Mills
        5.2750% 08-19-1997                      57,092             57,092
Johnson Controls Inc.
        5.3200% 04-08-1997                     634,079            634,079
Pitney Bowes
        5.2854% 08-04-1997                      78,000             78,000
Sara Lee Corp.
        5.2652% 05-02-1997                      64,350             64,350
Warner-Lambert Co.
        5.1660% 01-26-1998                     318,404            318,404
Wisconsin Electric
        5.2570% 11-30-1997                     127,034            127,034
                                                               ----------
TOTAL DEMAND NOTES
(cost $1,846,217)                                              $1,846,217
                                                               ----------

CERTIFICATES OF DEPOSIT &
OTHER SHORT-TERM INSTRUMENTS (0.05%)         Par Value           Value
--------------------------------------------------------------------------------
Bank of NY Wilmington
        9.1500% 01-06-1998                     $10,000            $10,000
                                                               ----------
TOTAL CERTIFICATES
OF DEPOSIT & OTHER
SHORT-TERM INSTRUMENTS
(cost $10,000)                                                    $10,000
                                                               ----------

LONG-TERM DEBT SECURITIES
(89.46%)                                     Par Value           Value
--------------------------------------------------------------------------------
U.S. Treasury Obligations (46.90%)
Certificate of Accrual Treasury Securities
        6.5800%** 11-15-1999                  $100,000            $84,369
U.S. Treasury Notes
        9.0000% 05-15-1998                     415,000            427,580
        6.3750% 01-15-1999                     250,000            250,078
        7.0000% 04-15-1999                     125,000            126,328
        7.8750% 11-15-1999                     345,000            355,782
        7.1250% 02-29-2000                     300,000            304,031
        6.7500% 04-30-2000                     250,000            250,859
        6.2500% 05-31-2000                     100,000             98,938
        7.7500% 02-15-2001                   1,380,000          1,428,732
        7.5000% 11-15-2001                   1,000,000          1,028,751
        6.3750% 08-15-2002                     600,000            589,126
        6.2500% 02-15-2003                     350,000            340,485
        5.7500% 08-15-2003                     800,000            755,000
        7.2500% 05-15-2004                   1,000,000          1,020,001
        7.2500% 08-15-2004                   1,000,000          1,019,688
        6.5000% 05-15-2005                   1,000,000            973,126
                                                               ----------
Total U.S. Treasury
Obligations                                                     9,052,874
                                                               ----------
U.S. Agency Obligations (13.69%)
Federal Farm Credit Bank (FFCB)
Medium Term Note
        7.5500% 03-25-1999                     150,000            152,914
                                                               ----------
FNMA
        5.1100%** 04-30-1997                 2,500,000          2,489,467
                                                               ----------
Total U.S. Agency
Obligations                                                     2,642,381
                                                               ----------

Government--Regional (1.26%)
Ontario Global Bond
        7.3750% 01-27-2003                    $240,000           $243,598
                                                               ----------
Regional Government--
Agency (0.65%)
Hydro Quebec
        7.3750% 02-01-2003                     125,000            125,833
                                                               ----------
Corporate Bonds (26.96%)

Asset-Backed Security (2.22%)
JC Penney Master Credit Card Trust
        9.6250% 06-30-2000                     400,000            428,268
                                                               ----------
Industrials (0.13%)
Ford Motor Co.
        7.5000% 11-15-1999                      25,000             25,344
                                                               ----------
Finance Companies (24.61%)
Allstate Corp.
        5.8750% 06-15-1998                     250,000            248,352

American General Finance
        6.8750% 01-15-2000                      25,000             24,988

Associates Corp. of North America
Medium Term Notes
        6.3750% 06-01-2000                      25,000             24,591
        6.8400% 07-03-2001                     300,000            296,903

Associates Corp. of North America
        7.5000% 05-15-1999                     100,000            101,399

Beneficial Financial Corp. Medium Term Notes
        6.5100% 12-03-2003                     500,000            478,731

CNA Financial Note
        8.8750% 03-01-1998                     225,000            230,103

Commercial Credit TRV
        6.5000% 06-01-2005                     300,000            283,469

Dean Witter Discovry and Co.
        6.2500% 03-15-2000                      40,000             39,363

Discover Credit Medium Term Note
        8.3500% 05-06-1999                     100,000            103,062

Ford Motor Credit Co.
        6.3750% 04-15-2000                      75,000             73,797

Ford Motor Credit Medium Term Note
        5.9000% 06-09-1998                      50,000             49,714

General Electric Capital
        6.6600% 05-01-2018                    $180,000           $179,101

GMAC Medium Term Notes
        7.5000% 11-04-1997                     185,000            186,662
        6.5000% 12-06-2004                     500,000            472,453

Household Finance Corp.
Medium Term Note
        7.0000% 09-18-2001                     600,000            593,495

International Lease Finance
        6.2500% 10-15-2000                     200,000            195,304

Merrill Lynch
        7.2500% 05-15-1997                      50,000             50,090
        6.3750% 03-30-1999                      25,000             24,819
        7.0500% 04-15-2003                     100,000             97,460

Merrill Lynch Medium Term Note
        7.0500% 06-04-2001                     175,000            174,584

Morgan Stanley Group
        6.1250% 10-01-2003                     200,000            187,983
        6.3750% 12-05-2003                      25,000             23,749

Nordstrom Credit Medium Term Note
        7.8900% 02-14-2000                     400,000            409,946

USLIFE Corp.
        6.7500% 01-15-1998                     200,000            200,727
                                                               ----------
                Total Finance Companies                         4,750,845
                                                               ----------
Total Corporate Bonds                                           5,204,457
                                                               ----------
TOTAL LONG-TERM
DEBT SECURITIES
(cost $17,478,454)                                            $17,269,143
                                                              -----------
TOTAL INVESTMENTS
IN SECURITIES (99.07%)
(cost $19,334,671)***                                         $19,125,360
                                                              -----------
other assets less
Liabilities (0.93%)                                              $178,029
                                                                 --------
Net Assets (100.00%)                                          $19,303,389
                                                              ===========

  *The variable-rate  securities are subject  to a demand feature  which reduces the remaining maturity.
 **Bond Equivalent Yield.
***Aggregate cost for federal income tax purposes is identical.

                      STATEMENTS OF ASSETS AND LIABILITIES

Rainier Investment Management Mutual Funds
March 31, 1997

                                                Small/Mid                                       Intermediate
                                                Cap Equity      Core Equity     Balanced        Fixed Income
                                                Portfolio       Portfolio       Portfolio       Portfolio
                                                -------------------------------------------------------------
ASSETS
Investments in securities at market value
(cost of $138,352,549, $260,849,324,
$40,300,641 and $19,334,671, respectively)      $138,560,833    $264,359,094    $40,336,064     $19,125,360
Cash                                                 156,276               -         19,976               -
Receivables
        Investment securities sold                 1,513,595       7,131,714      1,139,764               -
        Dividends and interest                       119,522         443,440        333,116         294,376
Net deferred organization costs                       10,083          10,083         10,083          10,083
Prepaid expenses                                      34,131          40,812          4,737           3,773
                                                -------------------------------------------------------------
                Total assets                     140,394,440     271,985,143     41,843,740      19,433,592
                                                -------------------------------------------------------------
LIABILITIES
Cash overdraft due to custodian                            -       2,870,899              -               -
Payables for investment securities purchased       3,896,471       8,231,745        944,980               -
Distributions to shareholders                              -               -        222,962         102,334
Due to Investment Advisor (Note 3)                   130,783         221,762         28,466          12,498
Other accrued expenses                                26,338          31,629         17,054          15,371
                                                -------------------------------------------------------------
                Total liabilities                  4,053,592      11,356,035      1,213,462         130,203
                                                -------------------------------------------------------------
Net assets                                      $136,340,848    $260,629,108    $40,630,278     $19,303,389
                                                =============================================================

COMPOSITION OF
NET ASSETS
        Paid-in capital                         $125,943,274    $234,808,859    $37,857,933     $19,513,147
        Accumulated undistributed
        net investment income                         52,305         328,959              -               -
        Accumulated undistributed
        net realized gain (loss) on investments   10,136,985      21,981,520      2,736,922            (447)
        Net unrealized appreciation
        (depreciation) on investments                208,284       3,509,770         35,423        (209,311)
                                                -------------------------------------------------------------
Net assets                                      $136,340,848    $260,629,108    $40,630,278     $19,303,389
                                                =============================================================

Number of shares issued and outstanding
(unlimited shares authorized) no par value         7,350,886      13,744,160      2,752,619       1,598,967
                                                =============================================================
Net asset value per share                             $18.54          $18.97         $14.76          $12.08
                                                =============================================================

See Accompanying Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS

Rainier Investment Management Mutual Funds
For the year ended March 31, 1997

                                                      Small/Mid          Core                          Intermediate
                                                      Cap Equity         Equity        Balanced        Fixed Income
                                                      Portfolio         Portfolio      Portfolio        Portfolio
                                                      -------------------------------------------------------------
INVESTMENT INCOME
Income
        Dividend income                                 $1,629,632    $  3,405,249    $    461,837    $       --
        Interest income                                    179,667         261,592         983,899         930,806
                                                      -------------------------------------------------------------
                Total Income                             1,809,299       3,666,841       1,445,736         930,806
                                                      -------------------------------------------------------------

Expenses
        Investment advisory fees (Note 3)                  920,491       1,402,959         274,557          73,573
        Custodian fees                                      33,302          57,887          12,897           5,996
        Administration fees (Note 3)                       101,871         140,667          40,000          40,000
        Fund accounting fees                                28,871          38,666          26,955          22,580
        Transfer agent fees                                 10,993          11,001          10,993           9,993
        Legal fees                                           5,230           7,480           3,521             767
        Distribution fees (Note 3)                         270,733         467,653          98,056          36,786
        Insurance                                            5,199           7,051           2,126             666
        Audit fees                                          10,444          10,444          10,444          10,444
        Miscellaneous fees                                   4,992           4,984           1,985           1,485
        Reports to shareholders                              3,992           3,480           2,500             504
        Registration fees                                   38,792          49,705          21,931          13,999
        Trustees fees                                        4,000           4,000           4,000           4,000
        Amortization of deferred organization costs          4,249           4,249           4,249           4,249
                                                      -------------------------------------------------------------
                Total expenses                           1,443,159       2,210,226         514,214         225,042
                Expenses recouped (reimbursed)
                (Note 3)                                    74,038          74,294         (47,467)        (85,255)
                                                      -------------------------------------------------------------
                Net expenses                             1,517,197       2,284,520         466,747         139,787
                                                      -------------------------------------------------------------
Net investment income                                      292,102       1,382,321         978,989         791,019
                                                      -------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on investments sold            16,142,537      30,203,631       4,125,731            (219)
Net change in unrealized depreciation
on investments                                          (3,369,874)     (2,396,132)     (1,187,032)       (330,754)
                                                      -------------------------------------------------------------
Net gain (loss) on investments                          12,772,663      27,807,499       2,938,699        (330,973)
                                                      -------------------------------------------------------------

NET INCREASE IN
NET ASSETS RESULTING
FROM OPERATIONS                                       $ 13,064,765    $ 29,189,820    $  3,917,688    $    460,046
                                                      =============================================================

See Accompanying Notes to Financial Statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

Rainier Investment Management Mutual Funds

                                                        Small/Mid Cap Equity Portfolio         Core Equity Portfolio
                                                      ---------------------------------------------------------------------
                                                       For the fiscal    For the fiscal  For the fiscal    For the fiscal
                                                         year ended        year ended      year ended        year ended
                                                          03/31/97          03/31/96        03/31/97          03/31/96
                                                      ---------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
Operations
        Net investment income                          $     292,102    $     219,991    $   1,382,321    $     564,271
        Net realized gain (loss) on investments sold      16,142,537        6,469,365       30,203,631        9,962,750
        Net change in unrealized appreciation
        (depreciation) on investments                     (3,369,874)       3,113,718       (2,396,132)       4,750,865
                                                      ---------------------------------------------------------------------
                Increase in net assets resulting
                from operations                           13,064,765        9,803,074       29,189,820       15,277,886
                                                      ---------------------------------------------------------------------
Distributions to shareholders
        From net investment income                          (308,354)        (174,847)      (1,262,143)        (414,862)
        From net realized gain on investments sold       (10,030,448)      (3,070,420)     (13,714,949)      (5,319,129)
                                                      ---------------------------------------------------------------------
                Total distributions                      (10,338,802)      (3,245,267)     (14,977,092)      (5,733,991)
                                                      ---------------------------------------------------------------------
Capital share transactions
        Proceeds from shares sold                         96,287,091       68,177,149      176,244,166       83,183,140
        Net asset value of shares issued on
        reinvestment of distributions                     10,111,612        2,037,533       13,857,557        5,016,780
        Cost of shares redeemed                          (52,278,448)      (7,397,555)     (51,350,687)     (10,508,694)
                                                      ---------------------------------------------------------------------
                Net increase from
                capital share transactions                54,120,255       62,817,127      138,751,036       77,691,226
                                                      ---------------------------------------------------------------------
Net increase in net assets                                56,846,218       69,374,934      152,963,764       87,235,121

NET ASSETS
Beginning of period                                       79,494,630       10,119,696      107,665,344       20,430,223
                                                      ---------------------------------------------------------------------
End of period                                          $ 136,340,848    $  79,494,630    $ 260,629,108    $ 107,665,344
                                                      =====================================================================

CHANGE IN SHARES
OUTSTANDING
Shares sold                                                5,221,248        4,019,207        9,611,640        4,981,758
Shares issued on reinvestment of distributions               567,235          123,637          776,911          306,462
Shares redeemed                                           (2,882,015)        (427,002)      (2,787,624)        (621,227)
                                                      ---------------------------------------------------------------------
                Net increase in shares outstanding         2,906,468        3,715,842        7,600,927        4,666,993
                                                      =====================================================================

                                                                                           Intermediate Fixed
                                                            Balanced Portfolio              Income Portfolio
                                                    -----------------------------------------------------------------
                                                    For the fiscal  For the fiscal   For the fiscal    For the fiscal
                                                       year ended      year ended      year ended        year ended
                                                        03/31/97        03/31/96        03/31/97          03/31/96
                                                    -----------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
Operations
        Net investment income                        $    978,989    $    598,335    $    791,019    $    444,329
        Net realized gain (loss) on
        investments sold                                4,125,731       3,064,177            (219)         16,825
        Net change in unrealized appreciation
       (depreciation) on investments                   (1,187,032)        829,555        (330,754)        120,026
                                                    -----------------------------------------------------------------
                Increase in net assets resulting
                from operations                         3,917,688       4,492,067         460,046         581,180
                                                    -----------------------------------------------------------------
Distributions to shareholders
        From net investment income                       (983,196)       (587,477)       (800,647)       (444,289)
        From net realized gain on investments sold     (2,897,392)     (1,931,855)         (5,863)         (8,254)
                                                    -----------------------------------------------------------------
                Total distributions                    (3,880,588)     (2,519,332)       (806,510)       (452,543)
                                                    -----------------------------------------------------------------
Capital share transactions
        Proceeds from shares sold                      28,696,866      16,060,694      10,867,359       4,228,208
        Net asset value of shares issued on
        reinvestment of distributions                   3,801,012       2,334,948         748,944         404,112
        Cost of shares redeemed                       (23,984,319)     (2,012,747)     (1,706,775)     (1,390,314)
                                                    -----------------------------------------------------------------
                Net increase from
                capital share transactions              8,513,559      16,382,895       9,909,528       3,242,006
                                                    -----------------------------------------------------------------
Net increase in net assets                              8,550,659      18,355,630       9,563,064       3,370,643

NET ASSETS
Beginning of period                                    32,079,619      13,723,989       9,740,325       6,369,682
                                                    -----------------------------------------------------------------
End of period                                        $ 40,630,278    $ 32,079,619    $ 19,303,389    $  9,740,325
                                                    =================================================================

CHANGE IN SHARES
OUTSTANDING
Shares sold                                             1,939,290       1,124,356         887,089         337,423
Shares issued on reinvestment of distributions            262,719         166,862          61,083          32,613
Shares redeemed                                        (1,657,681)       (142,240)       (139,004)       (111,110)
                                                    -----------------------------------------------------------------
                Net increase in shares outstanding        544,328       1,148,978         809,168         258,926
                                                    =================================================================

See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.


Rainier Investment Management Mutual Funds
For a share outstanding throughout the period

                                                 Small/Mid Cap Equity Portfolio                    Core Equity Portfolio
                                          -----------------------------------------------------------------------------------------
                                          For the fiscal For the fiscal From 05/10/94* For the fiscal For the fiscal From 05/10/94*
                                            year ended     year ended     through        year ended     year ended      through
                                             03/31/97       03/31/96     03/31/95         03/31/97        03/31/96      03/31/95
                                          -----------------------------------------------------------------------------------------
Net asset value, beginning of period       $   17.89     $   13.89      $   12.00      $   17.53      $   13.84      $   12.00
Income from investment operations
    Net investment income                       0.05          0.05           0.10           0.13           0.11           0.11
    Net realized and unrealized gains
    on investments                              2.43          5.17           2.18           2.86           5.13           2.00
                                          -----------------------------------------------------------------------------------------
       Total from investment operations         2.48          5.22           2.28           2.99           5.24           2.11
                                          -----------------------------------------------------------------------------------------
Distributions
    From net investment income                 (0.06)        (0.06)         (0.07)         (0.13)         (0.11)         (0.07)
    From net realized gains                    (1.77)        (1.16)         (0.32)         (1.42)         (1.44)         (0.20)
                                          -----------------------------------------------------------------------------------------
       Total distributions                     (1.83)        (1.22)         (0.39)         (1.55)         (1.55)         (0.27)
                                          -----------------------------------------------------------------------------------------
Net asset value, end of period             $   18.54     $   17.89      $   13.89      $   18.97      $   17.53      $   13.84
                                          =========================================================================================
Total return                                   14.57%        38.38%         19.38%**       17.88%         38.64%         17.87%**
                                          =========================================================================================

Net assets at end of period (in 000's)     $ 136,341     $  79,495      $  10,120      $ 260,629      $ 107,665      $  20,430
                                          =========================================================================================

Ratio of expenses to average net assets
    Before expense
    reimbursement/recoupment                    1.33%         1.46%          2.93%***       1.18%          1.30%          1.86%***
    After expense
    reimbursement/recoupment                    1.40%         1.48%          1.48%***       1.22%          1.29%          1.29%***
                                          =========================================================================================

Ratio of net investment income to
average net assets (net of expense
reimbursement/recoupment)                       0.27%         0.66%          1.40%***       0.74%          1.07%          1.25%***
                                          =========================================================================================
Portfolio turnover rate                       130.54%       151.37%        152.21%        146.12%        138.02%        133.18%
                                          =========================================================================================
Average commission rate paid+                $0.0588       $0.0562              -        $0.0591        $0.0575              -
                                          =========================================================================================

                                                                                                     Intermediate Fixed
                                                 Balanced Portfolio                                   Income Portfolio
                                           -----------------------------------------------------------------------------------------
                                           For the fiscal For the fiscal From 05/10/94* For the fiscal For the fiscal From 05/10/94*
                                             year ended     year ended      through       year ended     year ended      through
                                              03/31/97       03/31/96       03/31/95        03/31/97      03/31/96       03/31/95
                                           -----------------------------------------------------------------------------------------
Net asset value, beginning of period       $   14.53    $   12.96       $   12.00       $   12.33     $   12.00     $    12.00
Income from investment operations
   Net investment income                        0.37         0.38            0.30            0.65          0.70          0.57
   Net realized and unrealized gains
   on investments                               1.28         2.82            1.13           (0.25)         0.34            --
                                           -----------------------------------------------------------------------------------------
       Total from investment operations         1.65         3.20            1.43            0.40          1.04          0.57
                                           -----------------------------------------------------------------------------------------
Distributions
   From net investment income                  (0.37)       (0.37)          (0.31)          (0.64)        (0.70)        (0.57)
   From net realized gains                     (1.05)       (1.26)          (0.16)          (0.01)        (0.01)           --
                                           -----------------------------------------------------------------------------------------
       Total distributions                     (1.42)       (1.63)          (0.47)          (0.65)        (0.71)        (0.57)
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period             $   14.76    $   14.53       $   12.96       $   12.08     $   12.33     $   12.00
                                           =========================================================================================
Total return                                   11.83%       25.58%          12.23%**         3.35%         8.85%         4.92%**
                                           =========================================================================================
Net assets at end of period (in 000's)     $  40,630    $  32,080       $  13,724       $  19,303     $   9,740     $   6,370
                                           =========================================================================================
Ratio of expenses to average net assets
   Before expense
   reimbursement/recoupment                     1.31%        1.50%           2.29%***        1.53%         2.17%         2.44%***
   After expense
   reimbursement/recoupment                     1.19%        1.19%           1.19%***        0.95%         0.95%         0.95%***
                                           =========================================================================================
Ratio of net investment income to
average net assets (net of expense
reimbursement/recoupment)                       2.50%        2.76%           3.04%***        5.42%         5.69%         5.57%***
                                           =========================================================================================
Portfolio turnover rate                       133.68%      114.85%          92.40%           8.37%        15.49%         5.21%
                                           =========================================================================================
Average commission rate paid+                $0.0576      $0.0587               -               -             -             -
                                           =========================================================================================

  *Commencement of operations.
 **Not Annualized.
***Annualized.
+ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commissions rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See Accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

Rainier Investment Management Mutual Funds
March 31, 1997

Note 1.  Organization

     Rainier Investment Management Mutual Funds (the "Trust") was organized as a business trust in Delaware on December 15, 1993 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust consists of four separate series of portfolios: Small/Mid Cap Equity Portfolio, Core Equity Portfolio, Balanced Portfolio, and Intermediate Fixed Income Portfolio (each a "Fund" and collectively the "Funds").

Note 2.  Significant Accounting Policies

     The following significant accounting policies are consistently followed by the Funds in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

     A) Security Valuation: The Funds invest in a range of securities, generally including equities and U.S. Government securities. Equity securities are valued at the last sale price (for exchange-listed securites) or the last bid price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Debt securities with 60 days or less remaining to maturity are valued on an amortized cost basis.

     Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. There were no such trades for the fiscal year ended March 31, 1997.

     B) Security Transactions, Dividends and Distributions: Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized. Distributions to shareholders are recorded on the ex-dividend date.

     C) Federal Income Taxes: The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for Federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) are recorded by the Funds.

     On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made between the capital paid in, undistributed net investment income and undistributed net realized gain (loss) on invesment accounts.

     D) Deferred Organization Costs: Organization costs of $22,375 have been capitalized for each Fund as of April 8, 1994 and are being amortized over a period of 60 months beginning on the date the Funds' registration became effective. Rainier Investment Management, Inc.(R) (the "Investment Advisor") has agreed that, in the event any of the initial shares are redeemed during the 60-month period for amortizing the Funds' organization costs, the proceeds will be reduced for the unamortized balances of such costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of redemption.

     E) Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of income and expenses at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.  Investment Management Fee
and Other Transactions with Affiliates

     A) Investment Management Agreement: The Trust, on behalf of the Funds, has entered into an investment management agreement with the Investment Advisor. Under the terms of the agreement, the Trust will pay a fee equal to the following annual percentages of average daily net assets:

Small/Mid Cap Equity Portfolio                              0.85%
Core Equity Portfolio                                       0.75%
Balanced Portfolio                                          0.70%
Intermediate Fixed Income Portfolio                         0.50%

     For the fiscal year beginning April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the management fee for the Intermediate Fixed Income Portfolio to 0.45% of the Portfolio's average annual net assets.

     Although not required to do so, the Investment Advisor has agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels. Overall operating expense for each Fund will not fall below the applicable percentage limitation until the Investment Advisor has been fully reimbursed for fees foregone and expenses paid by the Investment Advisor under this agreement:

Small/Mid Cap Equity Portfolio                              1.48%
Core Equity Portfolio                                       1.29%
Balanced Portfolio                                          1.19%
Intermediate Fixed Income Portfolio                         0.95%

     These percentages are based on the average daily net assets of the Funds, exclusive of interest, taxes, brokerage commissions, extraordinary expenses and sales charges. This agreement may be terminated by either party upon 60 days' written notice.


     For the fiscal year beginning April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the total annual operating expenses of the Intermediate Fixed Income Portfolio to 0.55% of the Portfolio's average annual net assets.

     B) Distribution Plan: The Trust, on behalf of the Funds, has approved a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Advisor at an annual rate of up to 0.25% of each Fund's average daily net assets. The fee is paid to the Investment Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities.

     For the fiscal year beginning April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the distribution fee for the Intermediate Fixed Income Portfolio to 0.10% of the Portfolio's average annual net assets.

     C) Administrative Service Agreement: The Trust, on behalf of the Funds, has entered into an administrative services agreement with an unrelated third party. Under the terms of the agreement, each Fund will pay a monthly fee based on the greater of $40,000 annual minimum or the annual rate of:

0.10% of first $100 million of average daily net assets
0.05% of next $100 million of average daily net assets
0.03% of average net assets over $200 million.

Note 4.  Purchases and Sales of Securities

     The  aggregate   security   purchases  and  sales,  other  than  short-term
obligations and U.S. Government securities, for the year ended March 31, 1997 were as follows:

Fund                               Purchases           Sales
Small/Mid Cap
Equity Portfolio                 $180,537,587       $137,824,011

Core Equity Portfolio             388,981,761        266,713,395

Balanced Portfolio                 52,467,397         47,103,908

Intermediate Fixed
Income Portfolio                    5,866,074            455,000

     Balanced Portfolio and Intermediate Fixed Income Portfolio purchased $2,269,360 and $6,286,391 respectively, and sold $29,321,000 and $1,523,614, respectively, of U.S. Government securities. There were no purchases or sales of

U.S. Government securities by the Small/Mid Cap Equity Portfolio and Core Equity Portfolio.

     The  aggregate  unrealized   appreciation  and  depreciation  of  portfolio
securities at March 31, 1997, based on costs for federal income tax purposes were as follows:
                        Gross             Gross               Net
                     Unrealized         Unrealized        Unrealized
Fund                Appreciation       Depreciation      Appr./(Depr.)

Small/Mid
Cap Equity          $4,652,227          $4,551,355          $100,872

Core Equity          7,111,493           3,724,365         3,387,128

Balanced               611,747             600,231            11,516

Intermediate
Fixed Income             1,572             210,883          (209,311)


Note 5.  Related Party Transactions

     Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Advisor. Outside Trustees are compensated by the Trust at the total rate of $4,000 per year plus $1,000 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings.


                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Rainier Investment Management Mutual Funds

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rainier Investment Management Mutual Funds (comprised of Small/Mid Cap Equity, Core Equity, Balanced and Intermediate Fixed Income Portfolios), as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Rainier Investment Management Mutual Funds as of March 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Seattle, Washington
May 9, 1997

                     DIRECTORY OF FUNDS' SERVICE PROVIDERS
Investment Advisor
Rainier Investment Management, Inc.,(R)
601 Union Street, Suite 2801, Seattle, WA 98101

Distributor
First Fund Distributors, Inc.,
4455 E. Camelback Road, Suite 261-E, Phoenix, AZ 85018

Administrator
Investment Company Administration Corporation,
2025 E. Financial Way, Suite 101, Glendora, CA 91741

Custodian, Transfer Agent and Fund Accountant
Firstar Trust Company,
615 E. Michigan Street, Milwaukee, WI 53202

Independent Auditors
KPMG Peat Marwick LLP,
3100 Two Union Square, 601 Union Street, Seattle, WA 98101

Legal Counsel
Heller Ehrman White & McAuliffe,
333 Bush Street, San Francisco, CA 94104




                               Index Descriptions
                               ------------------

The Standard & Poor's 500 Stock Index is an unmanaged index composed of 500 industrial, utility, transportation, and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange ("NYSE") market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell Midcap(TM) Index is an unmanaged index composed of the equities of companies ranging in value from approximately $1.0 to $6.5 billion, as of June 30, 1996.

The Lehman Brothers Government/Corporate Intermediate Bond Index ("Lehman Intermediate Bond Index") is an unmanaged index composed of all bonds covered by the Lehman Brothers Government/Corporate Index with maturities between one and
9.99 years. The Consumer Price Index ("CPI") is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Salomon Brothers 3-Month Treasury Bill Index ("91-Day U.S. Treasury Bill Index") is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The "Balanced Index" consists of 50% Standard & Poor's 500 Stock Index, 40% Lehman Brothers Government/Corporate Intermediate Bond Index, 10% 91-Day U.S. Treasury Bill Index.
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